IMPORTANT NOTICE REGARDING: A CHANGE TO YOUR FUND’S INVESTMENT POLICY

DWS VARIABLE SERIES II SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS:

DWS Small Cap Growth VIP

Effective on or about May 1, 2011, the name of the fund will be changed to DWS Small Mid Cap Growth VIP.

Effective on or about May 1, 2011, the following sections of the summary prospectus are replaced or modified as follows:

The section of the fund’s summary prospectus under the heading “INVESTMENT OBJECTIVE” will be replaced in its entirety by the following:

INVESTMENT OBJECTIVE

The fund seeks long–term capital appreciation.

The “Main Investments” section of the fund’s summary prospectus under the heading “PRINCIPAL INVESTMENT STRATEGY” will be replaced in its entirety by the following:

Main Investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of small and mid–sized US companies. The fund defines small companies as those that are similar in market capitalization to those in the Russell 2000® Growth Index. The fund defines mid–sized companies as those that are similar in market capitalization to those in the Russell Midcap® Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each index. The fund invests primarily in common stocks but may invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities. The fund may invest in initial public offerings.

The following sub–section will be added to the fund’s summary prospectus under the heading “MAIN RISKS”:

Medium–sized company risk. Medium–sized company stocks tend to be more volatile than large company stocks. Medium–sized companies are less widely followed by stock analysts and less information about them is available to investors.

The following supplements the disclosure under the heading “Past Performance” in the fund’s summary prospectus.

Effective on or about May 1, 2011, the Russell 2500™ Growth Index will replace the Russell 2000® Growth Index as the fund’s benchmark index because the Advisor believes that it better reflects the fund’s new investment strategy.

Please Retain This Supplement for Future Reference

January 19, 2011 PROSTKR–6